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                                                                   EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-10630 and 333-6366) of Moore Corporation Limited of our reports dated February 22, 2001, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP
CHARTERED ACCOUNTANTS


Toronto, Canada
February 22, 2001